Securities, 424I - Securities, 424I: 1	Mar. 30, 2026 USD ($)
Securities, 424I Table
Security Class Title	Teucrium Corn Fund
Aggregate Sales Price	$ 10,792,150.00
Aggregate Redeemed or Repurchased, FY	26,034,577.00
Aggregate Redeemed or Repurchased, Prior FY	299,447,769.00
Redemption Credits	(314,690,196.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00